LIMITED TERM NEW YORK MUNICIPAL FUND

Prospectus Supplement dated February 4, 2010 to the
Prospectus dated April 30, 2009

This supplement amends the prospectus of Limited Term New York Municipal Fund dated April 30, 2009, and is in addition to any other supplements.

The "Shareholder Fees" table on page 12 is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	3.50%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	4%[2]	1%[3]

February 5, 2010                                                                PS0355.015